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                 FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 -----------------------------------------------


         This FOURTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated as of August 11, 2005 by and between DENNIS J. SCHMIDT, ROBERT V. GOTHIER, SR., ROBERT V. GOTHIER, JR., HOOVER AVENUE GF, LP, MECHANICSBURG GF, LP, ROBBIE KEMPSVILLE CORP., COLISEUM FF MM, INC., ROBBIE LITTLE CREEK CORP., BRYCE SMITHFIELD CORP., BRYCE SUFFOLK CORP., and BRYCE GENERAL BOOTH CORP., each having an office at 1000 North Front Street, Suite 500, Wormleysburg, Pennsylvania 17043 (individually, a "Seller," and collectively, the "Sellers") and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership ("CSCP").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Sellers and CSCP entered into that certain Purchase and Sale Agreement, dated as of May 10, 2005 (the "Purchase and Sale Agreement");

         WHEREAS, Sellers and CSCP entered into that certain Amendment to Purchase and Sale Agreement dated as of June 23, 2005 (the "First Amendment");

         WHEREAS, Sellers and CSCP entered into that certain Second Amendment to Purchase and Sale Agreement dated as of July 11, 2005 (the "Second Amendment")

         WHEREAS, Sellers and CSCP entered into that certain Third Amendment to Purchase and Sale Agreement dated July 26, 2005 (the "Third Amendment"; the Third Amendment together with the First Amendment, the Second Amendment and the Purchase and Sale Agreement, being collectively referred to as the "Contract");

         WHEREAS, contemporaneously with the execution hereof, Sellers and CSCP are consummating the Closing and desire to further amend the terms of the Contract as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Sellers and CSCP hereby covenant and agree as follows:

         1. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Contract.

         2. Seller shall, at its sole cost and expense, (i) cause the "smoke test" to be completed at the Liberty Marketplace Property located in Dubois, Pennsylvania to confirm sewer infiltration compliance and (ii) promptly complete in a good and workmanlike and lien free manner all remediation and other work required in connection therewith. The provisions of this paragraph shall survive the Closing.

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         3. At Closing, CSCP shall cause the amount of Eighty Five Thousand Six
Hundred Sixty Two Dollars ($85,662) to be deposited with the Title Company pending completion of closing prorations and adjustments for taxes, insurance and CAM charges at the Properties for the period commencing on January 1, 2005 continuing through and including August 10, 2005 in accordance with the terms of the Contract. Sellers and CSCP shall use good faith efforts to complete such prorations and adjustments by August 31, 2005. Upon completion of such prorations and adjustments, in addition to the amounts owed on account of such prorations and adjustments, CSCP shall pay Sellers the amount of $5,250. The provisions of this paragraph shall survive the Closing.

         4. Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Contract are hereby ratified and confirmed.

         5. Except insofar as reference to the contrary is made in any such instrument, all references to the "Contract" in any future correspondence or notice shall be deemed to refer to the Contract as modified by this Amendment.

         6. This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.

         7. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         8. Delivery of this Amendment by facsimile by any party shall represent a valid and binding execution and delivery of this Amendment by such party.







                     (Remainder of page intentionally blank)

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         IN WITNESS WHEREOF, the Sellers and CSCP have executed and delivered this Amendment as of the date first above written.



                                  /s/  Dennis J. Schmidt
                                  ----------------------
                                  DENNIS J. SCHMIDT


                                  /s/  Robert V. Gothier, Sr.
                                  ---------------------------
                                  ROBERT V. GOTHIER, SR.


                                  /s/  Robert V. Gothier, Jr.
                                  ---------------------------
                                  ROBERT V. GOTHIER, JR.


                                  MECHANICSBURG GF, LP,
                                  a Pennsylvania limited partnership

                                  By:  Mechanicsburg GF, LLC,
                                       a Pennsylvania limited liability company,
                                       its general partner


                                       By:  /s/  Robert V. Gothier, Jr.
                                            ---------------------------
                                            Name:  Robert V. Gothier, Jr.
                                            Title:  Authorized Member

                                  HOOVER AVENUE GF, LP,
                                  a Pennsylvania limited partnership

                                  By:  Dubois Hoover, Inc.,
                                       a Pennsylvania corporation, its general
                                       partner


                                       By:  /s/  Robert V. Gothier, Jr.
                                            ---------------------------
                                            Name:  Robert V. Gothier, Jr.
                                            Title:  Vice President

                                  BRYCE GENERAL BOOTH CORP., a Virginia
                                  corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President

                                  BRYCE SUFFOLK CORP., a Virginia corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  BRYCE SMITHFIELD CORP., a Virginia corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  ROBBIE LITTLE CREEK CORP., a Virginia
                                  corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  COLISEUM FF MM, INC., a Virginia corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President


                                  ROBBIE KEMPSVILLE CORP., a Virginia
                                  corporation


                                  By:  /s/  Robert V. Gothier, Jr.
                                       ---------------------------
                                       Name:  Robert V. Gothier, Jr.
                                       Title:  Vice President

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                                  CEDAR SHOPPING CENTERS PARTNERSHIP, L.P.,
                                  a Delaware limited partnership

                                  By:  Cedar Shopping Centers, Inc.,
                                       a Maryland corporation, its general
                                       partner


                                       By:  /s/  Leo S. Ullman
                                            ------------------
                                            Name:  Leo S. Ullman
                                            Title:  President